UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2016 (November 21, 2016)

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On November 21, 2016, Nanophase Technologies Corporation (the “Company”) and Roche Diagnostics GmbH (“Roche”) entered into the Second Amendment (the “Second Amendment”) to the Supply Agreement of March 3, 2006, as previously amended by the First Amendment dated November 19, 2014, between the Company and Roche (as previously amended, the “Supply Agreement”). The Second Amendment, which is effective as of December 1, 2016, sets forth the price per kilogram that will be payable by Roche and/or its affiliates to the Company for the Company’s products, based on a non-binding forecasted volume of products to be purchased by Roche in a given calendar year. The Second Amendment also (i) revises the definition of the term “Affiliates,” (ii) addresses the parties’ agreements, responsibilities, obligations, cost allocation and liability with respect to foreign trade control and customs matters and (iii) adds a section regarding the Company’s compliance with those laws and regulations related to safety, health and environmental matters that are applicable to the manufacture of the Company’s products at its manufacturing site, its respect of human rights, and its compliance, and its suppliers’ compliance, with the Roche Supplier Code of Conduct, which section provides Roche with the right to terminate the Supply Agreement at any time by written notice to the Company in the case of non-compliance.

All other terms and conditions in the Supply Agreement as in effect immediately prior to the Second Amendment remain in full force and effect thereafter. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amendment, which is filed, with confidential portions redacted, as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits:

The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit

10.1*	Second Amendment to the Supply Agreement, entered into on November 21, 2016, between the Company and Roche Diagnostics GmbH

__________

* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 28, 2016

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ Frank Cesario
Name:	Frank Cesario
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1*	Second Amendment to the Supply Agreement, entered into on November 28, 2016, between the Company and Roche Diagnostics GmbH

__________

* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.